Exhibit 10.2

RULE 144A GLOBAL NOTE
representing
CLASS A NOTES DUE 2027

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A PERSON (1) THAT IS A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”) AND THE RULES THEREUNDER) OR AN ENTITY BENEFICIALLY OWNED EXCLUSIVELY BY QUALIFIED PURCHASERS (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT), (2) THAT IS (X) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, AS AMENDED (“RULE 144A”)) OR (Y) AN “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT, AS AMENDED) WHO IS PURCHASING THIS NOTE IN A NON-PUBLIC TRANSACTION, (3) THAT WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE HOLDER IS A QUALIFIED PURCHASER), (4) THAT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE HOLDER IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (5) THAT IS NOT A BROKER-DEALER WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF THE DEALER AND (6) THAT IS NOT A PLAN REFERRED TO IN PARAGRAPH (A)(1)(i)(D) OR (A)(1)(i)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (A)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, IF INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE BY THE BENEFICIARIES OF THE PLAN OR (B) TO A PERSON THAT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), AND IS NOT ACQUIRING A BENEFICIAL INTEREST HEREIN FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY APPLICABLE JURISDICTION. THE ISSUER OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT.

THE ISSUER, OR ON ITS BEHALF, THE COLLATERAL MANAGER, HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT IS A U.S. PERSON AND IS NOT BOTH (A) A “QUALIFIED PURCHASER” OR AN ENTITY BENEFICIALLY OWNED EXCLUSIVELY BY QUALIFIED PURCHASERS (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT) AND (B) (1) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (2) AN “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT, AS AMENDED) WHO IS PURCHASING THIS NOTE IN A NON-PUBLIC TRANSACTION TO SELL ITS INTEREST IN THE NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED OR DEEMED TO REPRESENT AND WARRANT THAT (A) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (B) IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN WHICH IS SUBJECT TO ANY STATE, LOCAL, OTHER FEDERAL OR NON-U.S. LAW OR REGULATION THAT IS SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (ANY SUCH LAW OR REGULATION AN “OTHER PLAN LAW”), ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SUCH OTHER PLAN LAW.

ANY TRANSFER OF A BENEFICIAL INTEREST IN THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY NOTICE OR INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE REGISTRAR OR ANY INTERMEDIARY.

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

2

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE OR ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED APPLICABLE TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE REQUIRED TO PROVIDE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT) FOR THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT TO DETERMINE THEIR OBLIGATIONS UNDER FATCA (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN) (OR ANY INTERGOVERNMENTAL AGREEMENT ENTERED INTO IN CONNECTION THEREWITH) OR ANY SIMILAR LAW.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE AGREES TO TREAT THIS NOTE FOR UNITED STATES FEDERAL, STATE AND LOCAL INCOME, SINGLE BUSINESS AND FRANCHISE TAX PURPOSES AS AN EQUITY INTEREST IN THE ISSUER.

3

MURRAY HILL FUNDING II, LLC

RULE 144A GLOBAL NOTE
representing
CLASS A NOTES DUE 2027

Up to U.S.$24,358,976

A/R-3

December 1, 2017

CUSIP No.: 62706R AA5

ISIN No.: US62706RAA59

Murray Hill Funding II, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promise to pay to CEDE & CO. or its registered assigns, upon presentation and surrender of this Class A Note (except as otherwise permitted by the Indenture referred to below), the principal sum as indicated on Schedule A hereto on May 19, 2027, (the “Stated Maturity”) except as provided below and in the Indenture.

The obligations of the Issuer under this Class A Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following the realization of the Collateral in accordance with the Indenture and the application of such amounts in accordance with the terms of the Indenture, all claims of the Holders of Class A Notes shall be extinguished and shall not thereafter revive.

The Issuer promises to pay interest, if any, on each Payment Date commencing June 14, 2017 (or, if any such day is not a Business Day, the next succeeding Business Day), in accordance with Section 11.1(a) of the Indenture. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Class A Note (or one or more predecessor Class A Notes) is registered at the close of business on the Record Date for such interest, which shall be the day (whether or not a Business Day) immediately prior to such Payment Date.

This Class A Note is one of the “Delayed Draw Notes” and is issued pursuant to and is entitled to the benefits of the Indenture, to which reference is hereby made for a more complete statement of the terms and conditions under which the Delayed Draw Note evidenced hereby was issued and is to be repaid.

4

The principal of this Class A Note matures at par and is due and payable on the Stated Maturity, unless the principal of this Class A Note becomes due and payable at an earlier date by declaration of acceleration, Optional Redemption, Tax Redemption or otherwise. Notwithstanding the foregoing, the payment of principal of this Class A Note may only occur in accordance with the Priority of Payments.

All payments made by the Issuer under this Class A Note will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable law, as modified by the practice of any relevant governmental authority, then in effect or is required pursuant to the Issuer’s agreement with a governmental authority. If the Issuer is so required to deduct or withhold, then the Issuer will not be obligated to pay any additional amounts in respect of such withholding or deduction.

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Authorized Officers, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Class A Note is one of a duly authorized issue of Class A Notes due 2027 (the “Class A Notes”) issued and to be issued under an amended and restated indenture dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Indenture”) between the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture) and, solely as expressly specified therein, in its individual capacity. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Class A Notes and the terms upon which the Class A Notes are, and are to be, authenticated and delivered. In the event of any conflict or inconsistency between the Indenture and this Class A Note, the Indenture shall control.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Transfers of this Rule 144A Global Note shall be limited to transfers of such Global Note in whole, but not in part, to a nominee of DTC or to a successor of DTC or such successor of DTC or such successor’s nominee, except as otherwise set forth in the Indenture.

The Issuer and the Trustee, and any agent of the Issuer or the Trustee shall treat as the owner of this Class A Note (a) for the purpose of receiving payments on this Class A Note (whether or not this Class A Note is overdue), the Person in whose name this Class A Note is registered in the Note Register at the close of business on the applicable Record Date and (b) on any other date for all other purposes whatsoever (whether or not this Class A Note is overdue), the Person in whose name this Class A Note is then registered in the Note Register, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

5

If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Interests in this Rule 144A Global Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, the corresponding Regulation S Global Note subject to and in accordance with the restrictions set forth in the Indenture and in the legend attached to this Class A Note and are otherwise transferable in accordance with DTC’s rules and procedures in use at such time. This Rule 144A Global Note is subject to mandatory exchange for Certificated Notes under the limited circumstances set forth in the Indenture.

Upon exchange of or increase in any interest represented by this Rule 144A Global Note, this Rule 144A Global Note shall be endorsed (or deemed to have been endorsed) on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

The Class A Notes will be issued in minimum denominations of U.S.$250,000 and integral multiples of U.S.$1 in excess thereof.

Title to Class A Notes shall pass by registration in the Note Register kept by the Note Registrar. The Class A Notes may be transferred only in accordance with the provisions of the Indenture.

No service charge shall be made for registration of transfer or exchange of this Class A Note, but the Issuer, the Note Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Note Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE CLASS A NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE CLASS A NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE CLASS A NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date first set forth above.

MURRAY HILL FUNDING II, LLC,
Issuer

By:	MURRAY HILL FUNDING, LLC,
its Sole Member

By:	/s/ Michael A. Reisner
Name: Michael A. Reisner
Title: Co-Chief Executive Officer

7

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated:

8

ASSIGNMENT FORM

For value received ___________________________________________

does hereby sell, assign, and transfer to

Please insert social security or other identifying number of assignee

Please print or type name and address, including zip code, of assignee:

the within Security and does hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the Security on the books of the Trustee with full power of substitution in the premises.

Date:	Your Signature

(Sign exactly as your name appears in the security)

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

9

SCHEDULE A

SCHEDULE OF EXCHANGES

The outstanding principal amount of the Class A Notes represented by this Rule 144A Global Note on the Second Closing Date is U.S.$0. The following exchanges of or increases in the whole or a part of the Class A Notes represented by this Rule 144A Global Note have been made:

Date exchange/ increase/decrease made	Original principal amount of this Rule 144A Global Note	Part of principal amount of this Rule 144A Global Note exchanged/ increased/decreased	Remaining principal amount of this Rule 144A Global Note following such exchange/ increase/decrease	Notation made by or on behalf of the Issuer

10

RULE 144A GLOBAL NOTE
representing
CLASS A NOTES DUE 2027

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A PERSON (1) THAT IS A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”) AND THE RULES THEREUNDER) OR AN ENTITY BENEFICIALLY OWNED EXCLUSIVELY BY QUALIFIED PURCHASERS (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT), (2) THAT IS (X) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, AS AMENDED (“RULE 144A”)) OR (Y) AN “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT, AS AMENDED) WHO IS PURCHASING THIS NOTE IN A NON-PUBLIC TRANSACTION, (3) THAT WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE HOLDER IS A QUALIFIED PURCHASER), (4) THAT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE HOLDER IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (5) THAT IS NOT A BROKER-DEALER WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF THE DEALER AND (6) THAT IS NOT A PLAN REFERRED TO IN PARAGRAPH (A)(1)(i)(D) OR (A)(1)(i)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (A)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, IF INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE BY THE BENEFICIARIES OF THE PLAN OR (B) TO A PERSON THAT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), AND IS NOT ACQUIRING A BENEFICIAL INTEREST HEREIN FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY APPLICABLE JURISDICTION. THE ISSUER OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT.

THE ISSUER, OR ON ITS BEHALF, THE COLLATERAL MANAGER, HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT IS A U.S. PERSON AND IS NOT BOTH (A) A “QUALIFIED PURCHASER” OR AN ENTITY BENEFICIALLY OWNED EXCLUSIVELY BY QUALIFIED PURCHASERS (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT) AND (B) (1) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (2) AN “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT, AS AMENDED) WHO IS PURCHASING THIS NOTE IN A NON-PUBLIC TRANSACTION TO SELL ITS INTEREST IN THE NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED OR DEEMED TO REPRESENT AND WARRANT THAT (A) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (B) IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN WHICH IS SUBJECT TO ANY STATE, LOCAL, OTHER FEDERAL OR NON-U.S. LAW OR REGULATION THAT IS SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (ANY SUCH LAW OR REGULATION AN “OTHER PLAN LAW”), ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR AN INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SUCH OTHER PLAN LAW.

ANY TRANSFER OF A BENEFICIAL INTEREST IN THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY NOTICE OR INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE REGISTRAR OR ANY INTERMEDIARY.

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

2

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE OR ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED APPLICABLE TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE REQUIRED TO PROVIDE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT) FOR THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT TO DETERMINE THEIR OBLIGATIONS UNDER FATCA (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN) (OR ANY INTERGOVERNMENTAL AGREEMENT ENTERED INTO IN CONNECTION THEREWITH) OR ANY SIMILAR LAW.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE AGREES TO TREAT THIS NOTE FOR UNITED STATES FEDERAL, STATE AND LOCAL INCOME, SINGLE BUSINESS AND FRANCHISE TAX PURPOSES AS AN EQUITY INTEREST IN THE ISSUER.

3

MURRAY HILL FUNDING II, LLC

RULE 144A GLOBAL NOTE
representing
CLASS A NOTES DUE 2027

Up to U.S.$50,000,000

A/R-4

December 1, 2017

CUSIP No.: 62706R AB3

ISIN No.:US62706RAB33

Murray Hill Funding II, LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promise to pay to CEDE & CO. or its registered assigns, upon presentation and surrender of this Class A Note (except as otherwise permitted by the Indenture referred to below), the principal sum as indicated on Schedule A hereto on May 19, 2027, (the “Stated Maturity”) except as provided below and in the Indenture.

The obligations of the Issuer under this Class A Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following the realization of the Collateral in accordance with the Indenture and the application of such amounts in accordance with the terms of the Indenture, all claims of the Holders of Class A Notes shall be extinguished and shall not thereafter revive.

The Issuer promises to pay interest, if any, on each Payment Date commencing June 14, 2017 (or, if any such day is not a Business Day, the next succeeding Business Day), in accordance with Section 11.1(a) of the Indenture. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Class A Note (or one or more predecessor Class A Notes) is registered at the close of business on the Record Date for such interest, which shall be the day (whether or not a Business Day) immediately prior to such Payment Date.

This Class A Note is one of the “Delayed Draw Notes” and is issued pursuant to and is entitled to the benefits of the Indenture, to which reference is hereby made for a more complete statement of the terms and conditions under which the Delayed Draw Note evidenced hereby was issued and is to be repaid.

The principal of this Class A Note matures at par and is due and payable on the Stated Maturity, unless the principal of this Class A Note becomes due and payable at an earlier date by declaration of acceleration, Optional Redemption, Tax Redemption or otherwise. Notwithstanding the foregoing, the payment of principal of this Class A Note may only occur in accordance with the Priority of Payments.

4

All payments made by the Issuer under this Class A Note will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable law, as modified by the practice of any relevant governmental authority, then in effect or is required pursuant to the Issuer’s agreement with a governmental authority. If the Issuer is so required to deduct or withhold, then the Issuer will not be obligated to pay any additional amounts in respect of such withholding or deduction.

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Authorized Officers, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Class A Note is one of a duly authorized issue of Class A Notes due 2027 (the “Class A Notes”) issued and to be issued under an amended and restated indenture dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Indenture”) between the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture) and, solely as expressly specified therein, in its individual capacity. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Class A Notes and the terms upon which the Class A Notes are, and are to be, authenticated and delivered. In the event of any conflict or inconsistency between the Indenture and this Class A Note, the Indenture shall control.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Transfers of this Rule 144A Global Note shall be limited to transfers of such Global Note in whole, but not in part, to a nominee of DTC or to a successor of DTC or such successor of DTC or such successor’s nominee, except as otherwise set forth in the Indenture.

The Issuer and the Trustee, and any agent of the Issuer or the Trustee shall treat as the owner of this Class A Note (a) for the purpose of receiving payments on this Class A Note (whether or not this Class A Note is overdue), the Person in whose name this Class A Note is registered in the Note Register at the close of business on the applicable Record Date and (b) on any other date for all other purposes whatsoever (whether or not this Class A Note is overdue), the Person in whose name this Class A Note is then registered in the Note Register, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

5

If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Interests in this Rule 144A Global Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, the corresponding Regulation S Global Note subject to and in accordance with the restrictions set forth in the Indenture and in the legend attached to this Class A Note and are otherwise transferable in accordance with DTC’s rules and procedures in use at such time. This Rule 144A Global Note is subject to mandatory exchange for Certificated Notes under the limited circumstances set forth in the Indenture.

Upon exchange of or increase in any interest represented by this Rule 144A Global Note, this Rule 144A Global Note shall be endorsed (or deemed to have been endorsed) on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

The Class A Notes will be issued in minimum denominations of U.S.$250,000 and integral multiples of U.S.$1 in excess thereof.

Title to Class A Notes shall pass by registration in the Note Register kept by the Note Registrar. The Class A Notes may be transferred only in accordance with the provisions of the Indenture.

No service charge shall be made for registration of transfer or exchange of this Class A Note, but the Issuer, the Note Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Note Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE CLASS A NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE CLASS A NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE CLASS A NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

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IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date first set forth above.

MURRAY HILL FUNDING II, LLC,
Issuer

By:	MURRAY HILL FUNDING, LLC,
its Sole Member

By:	/s/ Michael A. Reisner
Name: Michael A. Reisner
Title: Co-Chief Executive Officer

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CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated:

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ASSIGNMENT FORM

For value received ___________________________________________

does hereby sell, assign, and transfer to

Please insert social security or other identifying number of assignee

Please print or type name and address, including zip code, of assignee:

the within Security and does hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the Security on the books of the Trustee with full power of substitution in the premises.

Date:	Your Signature

(Sign exactly as your name appears in the security)

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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SCHEDULE A

SCHEDULE OF EXCHANGES

The outstanding principal amount of the Class A Notes represented by this Rule 144A Global Note on the Second Closing Date is U.S.$0. The following exchanges of or increases in the whole or a part of the Class A Notes represented by this Rule 144A Global Note have been made:

Date exchange/ increase/decrease made	Original principal amount of this Rule 144A Global Note	Part of principal amount of this Rule 144A Global Note exchanged/ increased/decreased	Remaining principal amount of this Rule 144A Global Note following such exchange/ increase/decrease	Notation made by or on behalf of the Issuer

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